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EXHIBIT 32




          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OrderPro Logistics, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 25, 2005                  By: /s/ Jeffrey M. Smuda
                                             -----------------------------------
                                             Jeffrey M. Smuda
                                             Chief Executive Officer and
                                             Chief Financial Officer